UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 22, 2009

XENITH BANKSHARES, INC.

(Exact name of Registrant as specified in charter)

Virginia	000-53380	80-0229922
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)

One James Center, 901 E. Cary Street, Suite 1700 Richmond, Virginia	23219
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (804) 433-2200

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Amendment No. 1 on Form 8-K/A (the “Amendment”) amends the Current Report on Form 8-K of Xenith Bankshares, Inc. (“Xenith Bankshares”), originally filed with the Securities and Exchange Commission (the “SEC”) on December 29, 2009 to report, among other things, certain items related to the completion of the merger (the “Merger”) of Xenith Corporation (“Xenith”) with and into Xenith Bankshares (formerly known as First Bankshares, Inc. (“First Bankshares”)). Xenith Bankshares is filing the Amendment for the purpose of revising subpart (a) of Item 4.01 to change the end of the subsequent interim period referenced in the third paragraph of subpart (a) from September 30, 2009 to December 22, 2009, the date that the Merger was completed and the date that the Company dismissed Ernst &Young LLP (“E&Y”).

Item 4.01.	Changes in Registrant’s Certifying Accountants.

The Merger was treated as a “reverse acquisition” for accounting purposes. The SEC has released guidance that, unless the same independent accountant reported on the most recent financial statements of both the accounting acquirer (Xenith) and the acquired company (First Bankshares), a reverse acquisition results in a change in accountants. Prior to the completion of the Merger, Xenith’s independent accountant was E&Y, and First Bankshares’ independent accountant was Witt Mares, PLC (“Witt Mares”).

(a) Dismissal of E&Y. On December 22, 2009, following the completion of the Merger, Xenith Bankshares dismissed E&Y as its independent accountant, upon the approval of the Audit Committee of Xenith Bankshares’ Board of Directors.

The audit report on the financial statements of Xenith for the period from February 19, 2008 (inception) to December 31, 2008 issued by E&Y did not contain any adverse opinion or disclaimer of opinion, nor was the report qualified or modified as to uncertainty, audit scope or accounting principles, except that E&Y’s report, dated April 27, 2009, contained an explanatory paragraph related to Xenith’s ability to continue as a going concern.

During the period from February 19, 2008 (inception) to December 31, 2008 and the subsequent interim period through December 22, 2009, (1) there were no disagreements between Xenith and E&Y on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of E&Y, would have caused E&Y to make reference thereto in its report on Xenith’s financial statements for such periods, and (2) there were no reportable events (as described in Item 304(a)(1)(v) of Regulation S-K).

Xenith Bankshares requested that E&Y furnish it a letter addressed to the SEC stating whether it agrees with the above statements. A copy of E&Y’s letter, dated January 7, 2010, is attached hereto as Exhibit 16.2.

Item 9.01.	Financial Statement and Exhibits.

(d)	Exhibits.

16.2	Letter, dated January 7, 2010, from Ernst &Young LLP to the SEC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 7, 2010

XENITH BANKSHARES, INC.

By:	/S/ THOMAS W. OSGOOD
Thomas W. Osgood
Executive Vice President, Chief Financial Officer, Chief Administrative Officer and Treasurer

EXHIBIT INDEX

Exhibit Number	Exhibit

16.2	Letter, dated January 7, 2010, from Ernst &Young LLP to the SEC.